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	CUSIP Number 92827J106


SPECIMEN ORGANIZED UNDER THE LAWS OF THE STATE OF NEVADA,
DECEMBER 15, 2001

VIRTUALLOT, INC.

CAPITAL STOCK: 100,000,000 SHARES COMMON STOCK @ $.0001 PAR
VALUE. FULLY PAID AND NON-ASSESSABLE



THIS  CERTIFIES  THAT________________________________  is  the
registered holder of___________________ SHARES OF THE CAPITAL STOCK OF VIRTUALLOT, INC.., transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officer and the facsimile corporate seal to be duly affixed hereto.



DATED:

--------------

SECRETARY	CHAIRMAN OF THE BOARD AND PRESIDENT
/S/  FRANK CRNKOVICH	/S/  FRANK CRNKOVICH

------------------------- 	---------------------------
FRANK CRNKOVICH	FRANK CRNKOVICH





The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common          UNIF GIFT MIN ACT-- as
Custodian under
Uniform Gifts to Minors Act

TEN ENT -- as tenants by the entireties JT TEN -- as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.


For Value Received, ___________________________ hereby sell, assign and transfer unto:

                         ______________________________
                         ______________________________
                         ______________________________


(Please print or typewrite name and address, including zip code, of assignee.)


Please  insert  social  security  or  other  identifying  number of  assignee
________________________________


Dated:  ________________________

NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR  ENLARGEMENT  OR  ANY CHANGE
WHATEVER.